General
New York Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13  Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General New York Municipal Bond Fund, Inc., covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,
/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

May 14, 2001

2


DISCUSSION FUND OF PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform during the period?

The fund achieved a total return of 4.19% for the six-month period ended April 30, 2001.(1) In comparison, the Lipper New York Municipal Debt Funds category average achieved a total return of 4.20% over the same period.(2)

We attribute the fund's competitive performance to a strong environment for municipal bonds, which generally rallied when interest rates fell in a weakening economy. In addition, municipal bond prices were favorably influenced by a surge in demand from investors moving assets from equities to fixed-income securities.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York state and city tax-exempt income from a diversified portfolio of longer term municipal bonds. We also manage the fund to achieve a competitive total return, which includes both income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securi-

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ties. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, evidence had emerged that previous rate hikes implemented by the Federal Reserve Board (the "Fed") were having the desired effect of slowing the economy. As the reporting period continued, the economic slowdown became more pronounced. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates at its remaining meetings in 2000.

In January 2001, however, faced with the risk of recession the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another 50 basis points each at the end of January, in March and again in April. Yields of tax-exempt bonds
continued    to    move    lower    in    this    environment.

Another factor in the municipal bond market's strong performance during the period was the result of many investors rebalancing their portfolios and allocating a larger percentage of their assets to fixed-income investments than in previous years. In addition, New York bonds benefited from the state's improving fiscal health. The major rating agencies upgraded New York state's credit rating during the period, a move that followed their previous upgrade of New York City's rating.

In this environment, we generally focused on bonds with maturities of 20 years or less. Bonds in this maturity range provided yields similar to those of 30-year bonds, but were less vulnerable to the risks of changing interest rates. As a result, the fund' s average duration was reduced during the period to a level in line with that of its peer group.

In addition, we improved the fund's overall credit quality by focusing on bonds that were either highly rated or insured.(3) This helped the fund avoid weakness in the corporate sector, where prices have fallen because of a slowing economy.

4

What is the fund's current strategy?

Our duration management and security selection strategies are designed to give us the flexibility we need to achieve the fund's objectives. If the Fed reduces interest rates further in May, as we expect, demand for bonds may remain strong over the near term. However, after four rate cuts in as many months, we have seen signs that an economic recovery may be imminent. It appears that interest rates may have peaked and the market is in a trading range. We believe that coupon protection is important and our investment approach reflects this: holding premium coupon paper that will likely maintain value and provide downside protection.

In addition, while New York's economy remains relatively strong, we are carefully monitoring the economic environment for early signs of change. The economy in upstate New York may be vulnerable to the national economic slowdown, and New York City' s reliance on Wall Street increases the economic risks associated with further stock market deterioration. Of course, we intend to remain diligent in our credit analyses of any New York issuers we consider.

May 14, 2001

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

 (2) SOURCE: LIPPER INC.

 (3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.4%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.30%, 4/1/2029                                                                         2,265,000                2,145,385

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,613,440

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      3,120,000                3,164,616

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                1,538,521

Cohoes Industrial Development Agency, IDR (Norlite Corp.

  Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,524,824

Erie County Asset Securitization Corp.

   6.50%, 7/15/2032                                                                           3,500,000                3,657,570

Franklin County Solid Waste Management Authority, Solid Waste

   Systems Revenue 6.125%, 6/1/2009                                                           1,350,000                1,350,013

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,155,376

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,514,504

Metropolitan Transportation Authority, Transit Facilities

  Revenue:

      5.732%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b,c)         2,083,940

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,350,850

      6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002)                                  4,000,000  (a)           4,225,520

Nassau County Industrial Development Agency, Civic Facility

  Revenue (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA)                                                            2,000,000                1,810,180

New York City:

   6.27%, 2/1/2008                                                                            3,250,000  (b,c)         3,342,820

   6.375%, 8/15/2012                                                                          2,670,000                2,877,112

   5.875%, 8/15/2013                                                                          3,300,000                3,498,297

   5.25%, 8/1/2015                                                                            2,000,000                2,028,560

   5.25%, 8/1/2016 (Insured; MBIA)                                                                5,000                    5,071

   6%, 8/1/2016                                                                               4,000,000                4,233,480

   5.875%, 8/15/2016                                                                          2,715,000                2,850,859

   6%, 5/15/2020                                                                              3,000,000                3,206,970

6

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,447,328

      (YMCA of Greater New York Project) 5.80%, 8/1/2016                                      1,900,000                1,856,053

   IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,823,531

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                3,268,686

   Special Facility Revenue (Terminal One Group

      Association Project) 6%, 1/1/2019                                                       3,000,000                3,089,970

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                2,011,200

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,082,660

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 6%, 11/15/2013                                                  3,000,000                3,324,120

State of New York 5.70%, 3/15/2013                                                            2,000,000                2,157,800

New York State Dormitory Authority, Revenues:

  Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,201,030

      5.75%, 7/1/2013                                                                        10,005,000                10,848,622

      5.625%, 7/1/2016                                                                        2,500,000                2,646,775

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,121,940

      5.75%, 7/1/2018                                                                         2,500,000                2,659,100

      6.30%, 7/1/2024 (Insured; AMBAC)

         (Prerefunded 7/1/2004)                                                               2,800,000  (a)           3,074,820

   Department of Health:

      5.75%, 7/1/2017                                                                         5,240,000                5,437,181

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000                3,044,790

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,611,585

   (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured MBIA)                                                          5,765,000                5,659,789

   (New York University)

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        3,500,000                3,610,040

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                4,941,600

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,240,518

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,216,068

      5.50%, 5/15/2026 (Insured; MBIA)                                                        2,000,000                2,016,780

New York State Energy Research and Development Authority,

  Revenue:

    Electric Facilities (Long Island Lighting Co.)

         5.30%, 11/1/2023                                                                     1,600,000                1,534,864

      Facilities (Consolidated Edison Co. of New York, Inc. Project)

         6.375%, 12/1/2027 (Insured; MBIA)                                                    5,000,000                5,080,000

      Gas Facilities Revenue (Brooklyn Union Gas Co. Project)

         6.368%, 4/1/2020                                                                     5,000,000                5,357,050

New York State Environmental Facilities Corp.

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,462,080

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,469,800

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,067,927

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,835,000                6,113,913

   Service Contract Obligation:

      6%, 9/15/2016                                                                           6,905,000                7,337,046

      6%, 9/15/2016 (Prerefunded 9/15/2006)                                                   1,770,000  (a)           1,975,515

      5.50%, 9/15/2018                                                                        2,000,000                2,028,600

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,252,300

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015                                                                       5,170,000                5,471,411

      6.125%, 2/15/2015 (Insured; MBIA)                                                       4,000,000                4,231,760

   (Mental Health Services Facilities Improvement)

      6.25%, 8/15/2018

      (Insured; AMBAC) (Prerefunded 2/15/2002)                                                2,000,000  (a)           2,087,980

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,060,160

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,080,320

   6.60%, 10/1/2019                                                                           3,500,000                3,647,070

   6.05%, 4/1/2026                                                                            4,640,000                4,799,291

   6.40%, 4/1/2027                                                                            3,850,000                4,050,893

   5.95%, 4/1/2030                                                                            3,485,000                3,567,385

8

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority, Service Contract Revenue:

  Local Highway and Bridge:

      6%, 4/1/2012                                                                            3,195,000                3,501,081

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,216,340

      5.75%, 4/1/2016                                                                         4,950,000                5,139,783

      5.75%, 4/1/2019                                                                         2,000,000                2,081,900

   Highway and Bridge Trust Fund:

      5.50%, 4/1/2015 (Insured; FGIC)                                                         1,190,000                1,246,180

      5.50%, 4/1/2016 (Insured; FGIC)                                                         1,225,000                1,276,524

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,152,250

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,190,080

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,063,780

      5.50%, 1/1/2025                                                                         3,000,000                3,017,880

Newburgh Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                1,005,860

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,553,343

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,872,584

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,508,962

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,228,240

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                  877,450

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,521,150

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,048,920

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000               1,687,760

   Port, Airport and Marina Revenue (Consolidated Bond

      116th Series) 4.25%, 10/1/2026 (Insured; FGIC)                                          1,340,000                1,134,122

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,671,100

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,591,880

Scotia Housing Authority, Housing Revenue (Coburg Village

   Inc. Project) 6.15%, 7/1/2028                                                              3,000,000                2,458,740

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      5.125, 1/1/2017                                                                         2,000,000                1,989,200

      6.125%, 1/1/2021                                                                        5,000,000                5,574,850

      5.50%, 1/1/2030                                                                         2,000,000                2,019,740

TSASC Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                4,151,760

Ulster County Industrial Development Agency, Civic

  Facility (Benedictine Hospital Project)

   6.45%, 6/1/2024                                                                            1,950,000                1,694,238

Yonkers Industrial Development Agency, Civic Facility

  Revenue (Saint Joseph Hospital of Yorkers)

   5.90%, 3/1/2008                                                                            3,900,000                3,750,474

U.S. RELATED--6.5%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,695,000                2,807,516

Puerto Rico Electric Power Authority, Power Revenue:

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,892,474

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,141,720

   5.929%, 7/1/2023 (Prerefunded 7/1/2002)                                                    2,000,000  (a)           2,084,120

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2019 (Insured; MBIA)                                                         2,420,000                2,574,033

      6%, 7/1/2039                                                                            6,500,000                6,948,500

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $310,981,983)                                                                                               323,919,793

10

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.9%                                                         Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Energy Research and Development Authority,

  PCR, VRDN (Niagara Mohawk Power)

  4.55% (LOC; Morgan Guaranty Trust Company)

   (cost $3,000,000)                                                                          3,000,000  (d)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $313,981,983)                                                                            98.8%              326,919,793

CASH AND RECEIVABLES (NET)                                                                         1.2%                3,881,868

NET ASSETS                                                                                       100.0%              330,801,661

                                                                                                     The Fund 11


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations
ACA                       American Capital Access            LR                        Lease Revenue

AMBAC                     American Municipal Bond            MBIA                      Municipal Bond Investors
                             Assurance Corporation                                         Assurance Insurance
                                                                                           Corporation
FGIC                      Financial Guaranty Insurance
                             Company                         PCR                       Pollution Control Revenue

FHA                       Federal Housing Administration     RRR                       Resources Recovery Revenue

FSA                       Financial Security Assurance       SONYMA                    State of New York Mortgage
                                                                                          Association
IDR                       Industrial Development Revenue

LOC                       Letter of Credit                   VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              47.2

AA                               Aa                              AA                                               25.4

A                                A                               A                                                15.9

BBB                              Baa                             BBB                                               2.6

F1                               Mig1                            SP1                                                .9

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.0

                                                                                                                 100.0

 (A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

 (B) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

 (C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $5,426,760 OR 1.6% OF NET ASSETS.

 (D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

 (E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           313,981,983   326,919,793

Cash                                                                    717,094

Interest receivable                                                   5,247,615

Receivable for investment securities sold                             2,033,875

Prepaid expenses                                                          8,160

                                                                    334,926,537
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           255,406

Payable for investment securities purchased                           3,793,032

Accrued expenses                                                         76,438

                                                                      4,124,876
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      330,801,661
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     318,981,598

Accumulated net realized gain (loss) on investments                  (1,117,747)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             12,937,810
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      330,801,661
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      16,942,197

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   19.53

SEE NOTES TO FINANCIAL STATEMENTS

                                                             The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,408,537

EXPENSES:

Management fee--Note 3(a)                                            1,004,024

Shareholder servicing costs--Note 3(b)                                 420,818

Professional fees                                                       19,072

Custodian fees                                                          18,398

Prospectus and shareholders' reports--Note 3(b)                          7,921

Registration fees                                                        4,058

Loan commitment fees--Note 2                                             1,966

Miscellaneous                                                            7,754

TOTAL EXPENSES                                                       1,484,011

INVESTMENT INCOME--NET                                               7,924,526
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,217,834

Net unrealized appreciation (depreciation) on investments            4,627,127

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,844,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,769,487

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,924,526          16,535,171

Net realized gain (loss) on investments         1,217,834          (2,333,377)

Net unrealized appreciation (depreciation)
   on investments                               4,627,127          12,476,350

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,769,487          26,678,144
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (7,924,526)        (16,632,253)

Net realized gain on investments                  (10,285)           (727,958)

TOTAL DIVIDENDS                                (7,934,811)        (17,360,211)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  24,678,699          46,362,559

Dividends reinvested                            5,528,704          12,139,294

Cost of shares redeemed                       (35,131,178)        (98,474,560)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (4,923,775)        (39,972,707)

TOTAL INCREASE (DECREASE) IN NET ASSETS           910,901         (30,654,774)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           329,890,760         360,545,534

END OF PERIOD                                 330,801,661         329,890,760
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,255,157          2,481,701

Shares issued for dividends reinvested            281,588            646,977

Shares redeemed                                (1,782,822)        (5,268,865)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (246,077)        (2,140,187)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            April 30, 2001                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.19         18.65         20.66         20.20          19.66         19.90

Investment Operations:

Investment income--net                                 .46           .94           .94           .96            .98          1.01

Net realized and unrealized
   gain (loss) on investments                          .34           .58         (1.77)          .65            .66          (.10)

Total from Investment Operations                       .80          1.52          (.83)         1.61           1.64           .91

Distributions:

Dividends from investment
   income--net                                        (.46)         (.94)         (.93)         (.96)         (.98)         (1.01)

Dividends from net realized
   gain on investments                                (.00)(a)      (.04)         (.25)         (.19)         (.12)          (.14)

Total Distributions                                   (.46)         (.98)        (1.18)        (1.15)        (1.10)         (1.15)

Net asset value, end of period                       19.53         19.19         18.65         20.66         20.20          19.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.45(b)       8.36         (4.16)         8.14          8.63           4.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .89(b)        .91           .92           .90           .91           .91

Ratio of net investment income
   to average net assets                              4.74(b)       4.96          4.72          4.70          4.98          5.12

Portfolio Turnover Rate                              10.37(c)      18.98         32.53         32.96         66.32         80.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     330,802       329,891       360,546       293,231       304,958       309,690

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on
which    such    securities    are    pri-

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

18

The fund has an unused capital loss carryover of approximately $2,345,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a
securities    dealer,    finan-

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

cial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2001, the fund was charged $335,468 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $53,921 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2001, redemption fees charged and retained by the fund amounted to $1,804.

20

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $34,137,442 and $42,273,560, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$12,937,810,   consisting  of  $16,306,498  gross  unrealized  appreciation  and
$3,368,688 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 21

                                                           For More Information

                        General New York
                        Municipal Bond Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  949SA0401